Exhibit 10.1
JOINDER AGREEMENT
THIS JOINDER IN STOCK PLEDGE AGREEMENT, SECURITY AGREEMENT AND INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Joinder”) is executed as of January 14, 2008, by GT Acquisition Sub, Inc., a Minnesota corporation (“Joining Party”), and delivered to Kallina Corporation, a Delaware corporation (the “Purchaser”). Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Digital Angel Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company and the Purchaser, have entered into a Security Agreement, dated as of August 31, 2007 (as amended, modified or supplemented from time to time, the “Security Agreement”), providing for the issuance of the Note and the Warrant and the execution of the Ancillary Agreements referred to in the Security Agreement; and
WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Security Agreement, to become an Eligible Subsidiary under the Security Agreement, a Pledgor under the Stock Pledge Agreement and a Grantor under the IP Security Agreement;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:
NOW, THEREFORE, the Joining Party agrees as follows:
1. By this Joinder, the Joining Party becomes (i) an Eligible Subsidiary under the Security Agreement, (ii) a Pledgor under the Stock Pledge Agreement, and (iii) a Grantor under the IP Security Agreement.
2. The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser grants to the Purchaser a security interest in all Collateral (as defined in the Stock Pledge Agreement), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.
3. The Joining Party agrees that, upon its execution hereof, it will become an Eligible Subsidiary under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Eligible Subsidiary under the Security Agreement.
Joinder Agreement

Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as in the Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the Security Agreement), if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it.
4. The Joining Party agrees that, upon its execution hereof, it will become a Grantor under, and as defined in, the IP Security Agreement, and will be bound by all terms, conditions and duties applicable to a Grantor under the IP Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the IP Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the IP Security Agreement), if any, now owned or, to the extent provided in the IP Security Agreement, hereafter acquired by it.
5. In connection with the grant by the Joining Party, pursuant to paragraphs 3 and 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Security Agreement, the IP Security Agreement and the Stock Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Security Agreement, the IP Security Agreement and the Stock Pledge Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchaser.
6. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Eligible Subsidiary pursuant to the Security Agreement (ii) each Pledgor pursuant to the Stock Pledge Agreement and (iii) each Grantor pursuant to the IP Security Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Eligible Subsidiary, Pledgor and Grantor pursuant to the Security Agreement, Stock Pledge Agreement and the IP Security Agreement, respectively, and all other Ancillary Agreements to which it is or becomes a party.
7. Certain Schedules of the Security Agreement are hereby amended by supplementing such Schedules with the information for the Joining Party contained on Annex I attached hereto. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II. In addition, Schedules I, II and III to the IP Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex III.
Joinder Agreement

8. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Security Agreement or any Ancillary Agreement without the prior written consent of the Purchaser or as otherwise permitted by the Security Agreement or any Ancillary Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
9. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements.
10. The effective date of this Joinder is January 14, 2008.
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Joinder Agreement

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

GT Acquisition Sub, Inc.

		By:	/s/ Lorraine M. Breece

Name: Lorraine M. Breece
Title: CEO

Accepted and Acknowledged by:

KALLINA CORPORATION

By:	Laurus Capital Management, LLC
as investment manager

By:	/s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory
Joinder Agreement